Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stellar V Capital Corp. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Prokopios (Akis) Tsirigakis, Co-Chief Executive Officer, President and Chairman of the Board of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2026

/s/ Prokopios (Akis) Tsirigakis
Prokopios (Akis) Tsirigakis
Co-Chief Executive Officer, President and Chairman of the Board
(Principal Executive Officer)